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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      001-31465             35-2164875
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)          Identification No.)


       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507


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Item 9.    Regulation FD.

            In accordance with General Instruction B.2 of Form 8-K, the following information will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         Natural Resource Partners L.P. will participate in a panel discussion at the Friedman Billings Ramsey 10th Annual Conference in New York, NY on Wednesday, December 3, 2003 at 3:00 pm EST. Kathy Hager, NRP's Vice President of Investor Relations, will participate in the panel discussion regarding master limited partnerships. The panel discussion will be webcast by the conference on Wednesday, December 3, 2003 and will be archived for 30 days at www.wallstreetwebcasting.com/webcast/fbr3/frb3panel9. Copies of NRP's slideshow are available on the partnership's website, www.nrplp.com. NRP does not undertake to update the information as posted on its website.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATURAL RESOURCE PARTNERS L.P.
                                      (Registrant)

                                      By:  NRP (GP) LP
                                           its General Partner

                                      By:  GP Natural Resource Partners LLC
                                           its General Partner

                                           /s/ Wyatt L. Hogan
                                           ------------------------------------
                                           Wyatt L. Hogan
                                           Vice President and General Counsel

Dated: December 1, 2003